EXHIBIT 13
                                                                      ----------


                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of an amendment or amendments to the Third Amended and Restated Joint Statement on Schedule 13D, dated November 19, 1999. This Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, each of the undersigned, being duly authorized, hereby executed this Agreement this 28th day of October, 2002.


Date:    October 28, 2002


TAMMS INVESTMENT COMPANY, LIMITED PARTNERSHIP

By:      TAMMS MANAGEMENT
         CORPORATION, MANAGING
         GENERAL PARTNER

By:   /s/ Micky Arison
      ---------------------------------------
      Micky Arison, President


TAMMS MANAGEMENT CORPORATION

By:   /s/ Micky Arison
      ---------------------------------------
      Micky Arison, President


CONTINUED TRUST FOR MICKY ARISON, JMD DELAWARE, INC., TRUSTEE

By:   /s/ Denison H. Hatch, Jr.
      ---------------------------------------
      Denison H. Hatch, Jr.
      Secretary of Corporate Trustee


MICKY ARISON 1997 HOLDINGS TRUST, JMD DELAWARE, INC., TRUSTEE

By:   /s/ Denison H. Hatch, Jr.
      ---------------------------------------
      Denison H. Hatch, Jr.
      Secretary of Corporate Trustee


MA 1997 HOLDINGS, L.P., MA 1997 HOLDINGS, INC., GENERAL PARTNER

By:   /s/ Denison H. Hatch, Jr.
      ---------------------------------------
      Denison H. Hatch, Jr.
      Secretary


MA 1997 HOLDINGS, INC.

By:   /s/ Denison H. Hatch, Jr.
      ---------------------------------------
      Denison H. Hatch, Jr.
      Secretary


MICKY ARISON 1994 "B" TRUST,
JMD DELAWARE, INC., TRUSTEE

By:   /s/ Denison H. Hatch, Jr.
      ---------------------------------------
      Denison H. Hatch, Jr.
      Secretary of Corporate Trustee


MA 1994 B SHARES, L.P., MA 1994 B SHARES, INC., GENERAL PARTNER

By:   /s/ Denison H. Hatch, Jr.
      ---------------------------------------
      Denison H. Hatch, Jr.
      Secretary


MA 1994 B SHARES, INC.

By:   /s/ Denison H. Hatch, Jr.
      ---------------------------------------
      Denison H. Hatch, Jr.
      Secretary


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/s/ Micky Arison
---------------------------------------------
Micky Arison


SHARI ARISON IRREVOCABLE GUERNSEY TRUST, BALLUTA LIMITED, TRUSTEE

By:   /s/ Bob Banfield
      ---------------------------------------
      Bob Banfield


CONTINUED TRUST FOR SHARI ARISON DORSMAN, JMD DELAWARE, INC., TRUSTEE

By:   /s/ Denison H. Hatch, Jr.
      ---------------------------------------
      Denison H. Hatch, Jr.
      Secretary of Corporate Trustee


TED ARISON 1994 IRREVOCABLE TRUST FOR SHARI NO. 1, CITITRUST (JERSEY) LIMITED, TRUSTEE

By:   /s/ Paul E. Sewell
      ---------------------------------------
      Paul E. Sewell, Director


/s/ Shari Arison
---------------------------------------------
Shari Arison


/s/ Marilyn B. Arison
---------------------------------------------
Marilyn B. Arison


JMD DELAWARE, INC.

By:   /s/ Denison H. Hatch, Jr.
      ---------------------------------------
      Denison H. Hatch, Jr.
      Secretary


/s/ James M. Dubin
---------------------------------------------
James M. Dubin


1992 IRREVOCABLE TRUST FOR LIN NUMBER TWO, THE ROYAL BANK OF SCOTLAND TRUST COMPANY (JERSEY) LIMITED, TRUSTEE

By:   /s/ James Nichols
      ---------------------------------------
      James Nichols

By:   /s/ Timothy Renault
      ---------------------------------------
      Timothy Renault


THE TED ARISON FAMILY
FOUNDATION USA, INC.

By:   /s/ Arnaldo Perez
      ---------------------------------------
      Arnaldo Perez


THE ROYAL BANK OF SCOTLAND TRUST COMPANY (JERSEY) LIMITED

By:   /s/ James Nichols
      ---------------------------------------
      James Nichols

By:   /s/ Timothy Renault
      ---------------------------------------
      Timothy Renault


MBA I, LLC

By:   /s/ Denison H. Hatch, Jr.
      ---------------------------------------
      Denison H. Hatch, Jr.
      Executive Vice President,
      Secretary and Treasurer


CITITRUST (JERSEY) LIMITED

By:   /s/ Paul E. Sewell
      ---------------------------------------
      Paul E. Sewell, Director


JMD PROTECTOR, INC.

By:   /s/ James M. Dubin
      ---------------------------------------
      James M. Dubin
      President, Director


BALLUTA LIMITED

By:   /s/ Bob Banfield
      ---------------------------------------
      Bob Banfield


MARILYN B. ARISON IRREVOCABLE DELAWARE TRUST, JMD DELAWARE, INC., TRUSTEE

By:   /s/ Denison H. Hatch, Jr.
      ---------------------------------------
        Denison H. Hatch, Jr.
        Secretary of Corporate Trustee

CONTINUED TRUST FOR
MICHAEL ARISON, JMD DELAWARE, INC., TRUSTEE

By:   /s/ Denison H. Hatch, Jr.
      ---------------------------------------
      Denison H. Hatch Jr.
      Secretary of Corporate Trustee


MICHAEL ARISON 1999 IRREVOCABLE DELAWARE TRUST
JMD DELAWARE, INC., TRUSTEE

By:   /s/ Denison H. Hatch, Jr.
      ---------------------------------------
      Denison H. Hatch Jr.
      Secretary of Corporate Trustee